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                               EXHIBIT 10.23


                       NATIONAL EDUCATION CORPORATION

                       DEBENTURE CONVERSION AGREEMENT


     This Debenture Conversion Agreement (the "Agreement") is made and entered into as of the 31st day of August, 1995, by and among National Education Corporation, a Delaware corporation (the "Company") and each of the holders identified on Schedule A attached hereto and made a part hereof by this reference (collectively the "Holders" and singly a "Holder").

RECITALS

     A. The Company has previously issued $20 million aggregate principal amount of its Senior Subordinated Convertible Debentures due 2006 (the "Debentures").

     B. The Holders are the recordholders of the Debentures, each Holder in the principal amount set forth adjacent to his or its name on Schedule A.

     C. The rights, preferences, privileges and restrictions pertaining to the Debentures are set forth in the Indenture dated May 15, 1993 (the "Indenture") between the Company and IBJ Schroder Bank & Trust Company (the "Trustee").

     D. Pursuant to the Indenture, and particularly ARTICLES TWO and TWELVE thereof, the Debentures are convertible into shares of the Company's Common Stock. Also pursuant to the Indenture, and particularly ARTICLES TWO and ELEVEN, the Company can redeem the Debentures provided certain conditions are satisfied. The principal condition is that the closing price of the Company's Common Stock as reported on the NYSE Composite Tape for any 20 trading days during any 30 consecutive trading day period equals or exceeds $6.00 per share.

     E. The Company desires to provide for an orderly and efficient conversion of the Debentures into Common Stock. The Conversion Price as of the date of this Agreement is $4.00 per share of Common Stock. Defined terms used in this Agreement (identified by initial capital letters) and not otherwise defined herein shall have the meanings given those terms in the Indenture.













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AGREEMENT

     NOW, THEREFORE, for valuable consideration the receipt of which is hereby acknowledged, the parties mutually agree as follows:

     1. Conversion. Within five Trading Days following expiration of any period of 30 consecutive Trading Days during which on at least 20 of such Trading Days the reported Closing Price of the Common Stock on the NYSE Composite Tape equaled or exceeded 150% of the then effective Conversion Price, each Holder shall surrender for conversion his Debentures, duly endorsed or assigned to the Company or in blank, at the offices of the Trustee in the City of New York as specified in Section 1002 of the Indenture. Such surrender shall be accompanied by each Holder's irrevocable notice of election to convert and such other items and information as may be required by the Indenture. Promptly upon such surrender, the Debentures shall be converted into Company Common Stock in accordance with the terms and provisions of the Indenture.

     2. Payment of Accrued Interest in Stock. Provided the Debentures have been timely surrendered as provided in Section 1 above, within 30 days after the date of conversion the Company shall pay to the Holders interest on the Debentures at the then applicable rate from the Interest Payment Date immediately preceding the date of conversion through the earlier of: (i) the date of conversion; and (ii) the date three months after the Interest Payment Date immediately preceding the date of conversion (the "Accrued Interest"). The Accrued Interest shall be paid in Company Common Stock. Each Holder, as payment for Accrued Interest shall receive that number of shares of Company Common Stock derived by dividing the Accrued Interest by the Current Market Value for a share of Company Common Stock. Current Market Value means the lower of: (i) the per share closing price of the Company Common Stock as reported on the NYSE Composite Tape on the date of conversion; and (ii) the average closing price of the Company's Common Stock as reported on the NYSE Composite Tape for the 20 Trading Days ending on (and including) the date of conversion. The date of conversion shall be the date the Holder surrenders the Debentures to the Trustee duly endorsed for conversion together with the notice of conversion and other items required by the Indenture.

     3.   General Provisions.

          (a) Assignment and Binding Effect. The rights of each Holder under this Agreement are personal to each such Holder with respect to the Debentures held of record by each such Holder as shown on Schedule A and may not be assigned without the prior written consent of the Company. The obligations of each Holder under this Agreement are binding on each Holder severally but not jointly, and shall be binding upon their respective successors and permitted assigns.










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          (b)  Termination.  This Agreement may be terminated by the Company by written notice to the Holders at their addresses as set forth on Schedule A at any time after September 30, 1995 provided such termination shall not be effective with respect to any Holder who has duly surrendered his or its Debentures for conversion in accordance with the terms of this Agreement prior to the Company's notice of termination. Except for the Company's right to terminate as herein specified, this Agreement shall remain in effect until the Maturity of the Debentures.

          (c) Counterparts. This Agreement may be executed in on or more counterparts, all of which taken together shall be deemed one and the same agreement.

          (d) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.









































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     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                              NATIONAL EDUCATION CORPORATION



                              By: _________________________________
                                   Keith K. Ogata
                                   Vice President, Chief Financial
                                   Officer and Treasurer



                              BK CAPITAL PARTNERS II, L.P.

                              By Richard C. Blum & Associates, L.P., a
                              California limited partnership, its general partner

                                   By Richard C. Blum & Associates, Inc., a
                                   California corporation, its general
                                   partner


                                        By: _______________________________
                                             George A. Pavlov
                                             Chief Financial Officer
                                             and Managing Director



                              BK CAPITAL PARTNERS III, L.P.

                              By Richard C. Blum & Associates, L.P., a
                              California limited partnership, its general partner

                                   By Richard C. Blum & Associates, Inc., a
                                   California corporation, its general
                                   partner


                                        By: _______________________________
                                             George A. Pavlov
                                             Chief Financial Officer
                                             and Managing Director









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                              BK NEC II

                              By BK-NEC, L.P., a California limited
                              partnership, its general partner

                                   By Richard C. Blum & Associates, L.P., a
                                   California limited partnership, its
                                   general partner

                                        By Richard C. Blum & Associates,
                                        Inc., a California corporation, its
                                        general partner

                                             By:_____________________________
                                                  George A. Pavlov
                                                  Chief Financial Officer
                                                  and Managing Director


                              __________________________________
                              FREDERIC V. MALEK


                              THE BONDERMAN FAMILY
                              LIMITED PARTNERSHIP


                              By: ______________________________
                                   James O'Brien
                                   Attorney-in-Fact


                              THE COMMON FUND

                              By Richard C. Blum & Associates, L.P., a
                              California limited partnership, its investment adviser


                                   By: ________________________________
                                        George A. Pavlov
                                        Chief Financial Officer
                                        and Managing Director


                              UNITED CONGREGATION MESORAH

                              By Richard C. Blum & Associates, L.P., a
                              California limited partnership, its investment adviser


                                   By: ________________________________
                                        George A. Pavlov
                                        Chief Financial Officer
                                        and Managing Director

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